UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): October 6, 2010
REINSURANCE GROUP OF AMERICA, INCORPORATED
(Exact Name of Registrant as Specified in its Charter)

Missouri (State or Other Jurisdiction of Incorporation)	1-11848 (Commission File Number)	43-1627032 (IRS Employer Identification Number)
1370 Timberlake Manor Parkway, Chesterfield, Missouri 63017
(Address of Principal Executive Office)
Registrant’s telephone number, including area code: (636) 736-7000
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On October 6, 2010, Reinsurance Group of America, Incorporated (the “Company”) issued a press release announcing an organizational restructuring and providing certain additional information, a copy of which is furnished with this report as Exhibit 99.1. The press release is furnished and not filed pursuant to Instruction B.2 of Form 8-K.
Item 9.01 Financial Statements and Exhibits
(d)	Exhibits. The following documents are filed as exhibits to this report:

Exhibit No.	Exhibit
99.1	Press Release of Reinsurance Group of America, Incorporated dated October 6, 2010
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REINSURANCE GROUP OF AMERICA, INCORPORATED
Date: October 7, 2010	By:	/s/ A. Greig Woodring
A. Greig Woodring
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of Reinsurance Group of America, Incorporated dated October 6, 2010